Bear Stearns Commodity and Capital Goods Conference November 2007 Exhibit 99.1

2 2
Forward Looking Statements
Forward Looking Statements
The following information contains, or may be deemed to
contain, “forward-looking statements” (as defined in the U.S.
Private Securities Litigation Reform Act of 1995). By their nature, forward-looking statements involve risks and uncertainties
because they relate to events and depend on circumstances that may or may not occur in the future. The future results of the issuer may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree. For a discussion of some of the important factors that could cause the issuer's results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to the issuer’s annual report on Form 10-K, in
particular, the “Risk Factors” section thereof, and its quarterly reports on Form 10-Q filed with the Securities and Exchange
Commission.

Steve Demetriou Chief Executive Officer

4 4
Reported 3Q & YTD Performance Summary
Reported 3Q & YTD Performance Summary
Sharp volume declines in North America’s B&C and Automotive industries
Solid performance by Rolled Products Europe despite metal and FX impact
Strong Global Recycling performance; mitigated by weakness in NA Specification Alloy
Focus on working capital productivity generates strong free cash flow
(1) See reconciliation of net (loss) income to EBITDA and Adjusted EBITDA on slide 21.
(2) Free cash flow is defined as Adjusted EBITDA less capital expenditures plus or minus change in working capital.  Please see reconciliation of free cash flow to net income and cash flow from operating activities on slide 22.
($ in millions)
$ 164 $ 278 $  87 $ 102 Free cash flow
(2)
$ 304 $ 350 $ 123 $ 128 Adjusted EBITDA
(1)
2006 2007 2006 2007
Third Quarter September YTD

5 5
Sale of Zinc Business Unit
Sale of Zinc Business Unit
Announced proposed sale of Zinc for $295 million to Votorantim Metias
Ltda. subject to regulatory approval and customary closing conditions
Net proceeds to reduce debt
Eliminates exposure to underlying Zinc LME fluctuations
Focuses Aleris’s portfolio on core aluminum businesses
Commitment to managing portfolio and financial flexibility

6 6
Pro Forma LTM Financial Results, Excl. Zinc
Pro Forma LTM Financial Results, Excl. Zinc
(1) Pro forma for the Wabash Alloys and EKCO Products acquisitions. Also, includes $40 million of Corus Aluminum, Wabash Alloys and EKCO Products synergies, the maximum amount of synergies allowable under the Term Loan Credit Agreement. Wabash Alloys and EKCO Products financials were provided by their management at the time of acquisition.
(2) Total Net Debt for pro forma LTM 9/30/07, excluding Zinc reflects the application of the anticipated net proceeds from the sale of Zinc as a reduction to outstanding debt. The actual net proceeds from the sale of Zinc may differ from the amount shown.
($ in millions)
$ 201 $ 11 $ 212 Capital expenditures
3.0% 1.9% 2.9% % of revenue
$2,518 $ 245 $2,763 Total net debt
(2)
$ 282 $ 34 $ 316 Adjusted EBITDA less
CAPEX
7.3% 7.8% 7.3% % margin
$ 482 $ 45 $ 528 Adjusted EBITDA
$ 6,626 $ 580 $ 7,206 Revenue
6,320 347 6,667 Pounds shipped
LTM 9/30/07 Pro
Forma excl.
Zinc
(1)
LTM 09/30/07
Zinc
LTM 9/30/07 Pro
Forma incl.
Zinc
(1)

7 7
Aleris Timeline
Aleris Timeline
(1)
Strategic combinations creating size, scale and value
(1)       Pro forma LTM 9/30/07 revenues, including the EKCO Products and Wabash Alloys acquisitions and excluding Zinc.  EKCO Products and Wabash Alloys financials provided by their management at acquisition.
December 9, 2004:
IMCO Recycling and
Commonwealth Industries

November 7, 2005:
Ormet Corporation
Recycling and aluminum
rolling mills
December 6,
2005:
Alumitech Inc.
August 31, 2005:
Tomra  Latasa
Recycling operations and
can collection centers
August 1, 2006:
Corus Aluminum
Aluminum Rolled and
Extruded Products
September 7, 2005:
ALSCO Metals
Aluminum rolled
products
December 19, 2006:
Sale of Aleris to
Texas Pacific Group
(TPG)
May 3, 2007:
EKCO Products
Light gauge sheet and
heavy gauge foil
September 11,  2007
Wabash Alloys
Specification alloys
$2.2B Revenues
$4.7B
2006 Revenues as
reported
September 21,
2007:
Alumox Holding AS
Aluminum recycling
$6.6B
(1)
November 20, 2007:
Proposed sale of
Zinc to Votorantim
Metias Ltda.

8 8
Pro Forma Aleris
Pro Forma Aleris
Revenues                                                          $4,331
Pro forma LTM Adjusted EBITDA (1) $393
Global Rolled & Extruded Products
North America                Europe
Produces rolled aluminum
products
Major customers –Alcoa
Home Exteriors, Great Dane,
Gentek, Ryerson
Driven by building and
construction, consumer
durables and transportation
Produces aluminum
rolled and extruded
products
Major customers –
Airbus, Embraer, Boeing,
Audi, Bosch
Driven by  aerospace,
automotive and general
industrial
($ in millions)
Note: Data represents LTM 9/30/07 results, pro forma for the Wabash Alloys and EKCO Products acquisitions including $40 million of synergies. Does not adjust for
$126 million of intercompany revenue and $57 million of corporate overhead. Wabash Alloys and EKCO Products financials provided by their management at acquisition.
(1) Please see reconciliation of segment income to segment EBITDA and segment Adjusted segment EBITDA on slide 20.
Recycles aluminum dross
and scrap
Major customers –Alcoa,
Novelis, Arco, Hydro
Driven by rigid container
and common alloy sheet
consumption
Recycles and processes
aluminum-based spec
alloys
Major customers – GM,
BMW, Daimler, Chrysler,
Ford, Nissan, Honda,
Teksid
Driven by  aluminum usage
in automotive sector
Revenues                                                          $2,421
Pro forma LTM Adjusted EBITDA (1) $147
Global Recycling
Recycling Specification Alloy

9 9
Initiatives to Further Differentiate Performance
Initiatives to Further Differentiate Performance
and Mitigate Downside
and Mitigate Downside
Relentless drive for productivity
Six Sigma, CIP, best practices, Rapid Transformation
Synergies from acquisitions
Right size organization; closure of high cost manufacturing facilities
Maximize cash flow through working capital productivity
Leverage expanded research and development capabilities
Capitalize on strategic investments
Pursue higher value-added products
Lead direct chill to continuous cast product conversion
Expand coated product position
Continue to pursue acquisitions to grow and optimize unit cost
Geographic / product expansion has diversified portfolio
Continue to focus on asset optimization
Drive the fundamentals

10 10
$25
$35
$50
$65
$99
$0
$25
$50
$75
$100
$125
Merger May-05 Dec-05 Aug-06   12/31/06
Actual
Performance Metrics
Performance Metrics
201
214
239
208
201
187
218
181
238
259
240
0
50
100
150
200
250
300
1Q05 2Q053Q05 4Q051Q06 2Q06 3Q064Q06 1Q072Q073Q07
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Volume Material Margin
Pro Forma Adjusted EBITDA
(1)
Original Commonwealth/IMCO Synergies
(1)
Material Margins
(1)
Pro Forma Revenues
(1)
(1) For Rolled Products North America excluding inventory hedge gains & losses.
Excludes acquisitions.
Source: Company management; public filings
$6,626
$5,475
$4,318
$0
$1,750
$3,500
$5,250
$7,000
2005 2006 LTM 9/30/07
$482
$518
$426
$300
$450
$600
2005 2006 LTM 9/30/07
(1) Represents synergies to be realized during 12-24 month period following the original merger. All periods include Zinc.
($ in millions)
(1) 2005 and 2006 include the 2005 and Corus Aluminum acquisitions. LTM 9/30/07 includes
Wabash Alloys and EKCO Products acquisitions. All periods exclude Zinc. Wabash Alloys and EKCO Products financials provided by their management at acquisition. Please see reconciliation of Pro Forma Adjusted EBITDA and pro forma segment income on slide 21.
Updated Targets
(1) 2005 and 2006 include the 2005 and Corus Aluminum acquisitions. LTM 9/30/07 includes
Wabash Alloys and EKCO Products acquisitions. All periods exclude Zinc. Wabash Alloys and EKCO Products financials provided by their management at acquisition. Please see reconciliation of Pro Forma Adjusted EBITDA and pro forma segment income on slide 21.

11 11
Reduced Commodity Exposure
Reduced Commodity Exposure
“Pass through” of metal costs; no price caps
Conversion fee-based revenue model
Hedging focused on metal margins
Manage margin and metal lag through LME hedging
Global Rolled and
Extruded Products
Tolling
– No metal risk
– Reduced working capital
– 50% of merchant shipments
Buy/sell
– Scrap procurement prior to sales agreements
– Minimal usage of hedges
Global Recycling
Natural gas hedged with contract adjustments and forward
positions
~78% hedged remainder of 2007 and ~41% hedged for 2008
Actively hedging transactional currency exposure
Energy/Currency

12 12
Geographic and End-Use Diversification
Geographic and End-Use Diversification
(1)      Pro forma for Corus Aluminum acquisition; excludes Zinc business, Wabash Alloys and EKCO Products.
Source:  Company filings and management estimates
Geographic
Other
3%
North America
55%
Europe
39%
Asia
3%
Pro Forma Aleris 2006 Revenues
(1)
End-Use
Euro Automotive
15%
Packaging
7%
Steel
3%
Re-roll
2%
Other
9%
N.A. Building &
Construction
19%
Euro Building &
Construction
4%
N.A. Automotive
12%
Other Transportation
8%
Distribution
11%
Engineering
3%
Aerospace
7%

13 13
Pro Forma Adjusted EBITDA
(1)
Global Rolled and Extruded Products Overview
Global Rolled and Extruded Products Overview
Leading positions in technically
sophisticated applications
Proprietary manufacturing processes;
service high-margin, growing end uses
Developed over 130 process and alloy
patent families
#1 or #2 in most major end-uses
2007 earnings impacted by North America
volume decline
($ in millions)
(1) Please see reconciliation of segment income to segment EBITDA and segment Adjusted EBITDA on Slide 20.
(2) Pro forma for Commonwealth merger only.
(3) Pro forma for the 2005 Acquisitions and the Corus Aluminum acquisition. Also includes $25 million of Corus Aluminum synergies and the estimated full year impact of Ormet acquisition.
(4) Pro forma for the EKCO Products acquisition and $29 million of estimated synergies from the Corus Aluminum and EKCO Products acquisitions. EKCO Products financials provided by their management at acquisition.
$393
$421
$406
$94
$0
$75
$150
$225
$300
$375
$450
2004 2005 2006 LTM
9/30/07
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
Adjusted EBITDA LME prices
(2) (3) (3)
(4)

Aleris

Number of airplanes
2000
2001
2002
2003
2004
2005
2006
LTM9/30/07

Number of airplanes

14 14
Strong Fundamentals in Aerospace Segment
Strong Fundamentals in Aerospace Segment
Koblenz EBITDA Analysis
Note: Airplane deliveries reflect Airbus and Boeing only.
Source: Management Estimate
Generated consistent cash flow at Koblenz
during 2001-2004 aerospace downturn
Leading aerospace supplier
Airbus – 2005 Supplier of the Year
Embraer – lead supplier
Boeing – growing share
New Koblenz hot mill adds leading
technology and needed capacity
Strong aircraft delivery forecast through
2011
Commercial Airplane Projected Deliveries
832
650
669
833
789
876
600
575
300
400
500
600
700
800
900
1,000
Total Airplane Deliveries Koblenz EBITDA
1,246
1,218
916
1,021
1,128
600
750
900
1,050
1,200
1,350
2007E 2008E 2009E 2010E 2011E

15 15
Pro Forma Adjusted EBITDA
(1)
Global Recycling Profitability Profile
Global Recycling Profitability Profile
Leading recycler of aluminum and
manufacturer of specification alloys
serving customers in North America,
Europe and South America
European restructuring paying off
in 2007
Recycling expected to remain strong
given relatively high power costs
Exploring opportunities in Asia
Excellent synergy opportunities with
Wabash Alloys acquisition
($ in millions)
$147
$115
$71
$69
$0
$25
$50
$75
$100
$125
$150
$175
2004 2005 2006    LTM
9/30/07
Adjusted EBITDA
(3)
(2) (2) (2)
(1)     Please see reconciliation of segment income to segment EBITDA and segment Adjusted EBITDA on Slide 20.
(2)     2004 as reported; 2005 pro forma for 2005 Acquisitions; 2006 as reported.
(3)     Includes the Wabash Alloys acquisition and $11 million of synergies associated with the acquisition.  Wabash Alloys financials provided by their management at the time of acquisition.
Includes Wabash Alloys Acquisition

16 16
Wabash Alloys –
Wabash Alloys –
Overview / Rationale
Overview / Rationale
Largest supplier of specification alloys in North America
2006 Revenues of approximately $900 million
Seven operating facilities in the US, Canada and Mexico
Strengthens and diversifies presence in Canada and Mexico
Diversify customer base
Honda
Teksid (Nemak) / CasTech
Chrysler
Realize targeted synergies of $30 million within 12 - 18 months
Centralize scrap metal purchasing
Implement Aleris’s Six Sigma and continuous improvement culture
Optimize combined Aleris/Wabash asset base
• Closed Wabash’s Dickson and Guelph plants
• Idled Aleris’s Monterrey operation
• Consolidating back-office functions
Well underway in executing synergies

17 17
$ 30
(4)
$65
(3)
$ 57
(2)
$ 99
(1)
Updated Total
Synergies
7 6 3 20
Shared services
13 45 51 40
Manufacturing
1 7 1 8
Non-metal purchasing
$  9 $  7 $  2 $ 31
Metal sourcing
Updated Savings
Perspective
$ 30 $ 25 $ 45 $ 25 Original Target*
Wabash
Alloys
Acquisition
Corus
Aluminum
Acquisition
Sum of Four
2005
Acquisitions
CII-IMCO
Merger
Merger Productivity and Synergy Realization
Merger Productivity and Synergy Realization
($ in millions)
*Note: Represents estimates for synergies to be realized during 12-24 month period following merger or acquisition.
(1) Actual synergies achieved through 12/31/06. Includes the productivity and synergies associated with the Zinc business.
(2) Actual synergies achieved through 9/30/07.
(3) Updated target as of August 2007.
(4) Initial synergy target for acquisition as of September 2007.

18 18
Pro Forma Capital Expenditures Overview
Pro Forma Capital Expenditures Overview
Total Capital Expenditures
Significant Discretionary Capital Expenditures
(1) Pro forma for the 2005 Acquisitions and the Corus Aluminum acquisition. All periods exclude Zinc.
(2) Pro forma for the 2005 Acquisitions, Corus Aluminum, EKCO Products and Wabash Alloys acquisitions. Excludes Zinc.
($ in millions)
2004
(1)
2005
(1)
2006
(1)
LTM 9/30/07
(2)
Maintenance $63 $77 $75 $89
Discretionary 56 55 81 112
Total $119
$132
$1 56 $201
% of revenue 3.0% 3.0% 2.8% 3.0%
Key Projects 2006 LTM 9/30/07
Replacement press Vogt $12 $1
Newport expansion 4 5
Plate program Duffel 12 8
Narrow width slitter Duffel 6 0
160” hotline upgrade Koblenz 9 27
Upgrade duo hot mill Duffel 1 6

19 19 Appendix: EBITDA & Free Cash Flow Reconciliations

20 20
Reconciliation of Segment Income to Segment
Reconciliation of Segment Income to Segment
EBITDA and Adjusted Segment EBITDA
EBITDA and Adjusted Segment EBITDA
($ in millions)
(1) Pro forma for Commonwealth/IMCO transaction.
(2) Pro forma for the 2005 Acquisitions, the Corus Aluminum acquisition and the TPG merger, except for the additional amortization associated with the preliminary appraised values of the acquired intangible assets.
(3) Data represents LTM 9/30/07 results, pro forma for the Wabash Alloys and EKCO Products acquisitions. Wabash Alloys and EKCO Products financials provided by their management at acquisition.
2004
(1)
2005
(2)
2006
(2)
LTM 9/30/07
(3)
Global rolled and extruded products
Reported Segment (Loss) Income $(3.1) $ 160.6 $180.7 $125.4
Segment income of Acquired 66.2 47.4 68.5 1.5
Depreciation & amortization Businesses
24.2 124.7 113.7 153.5
Segment EBITDA $87.3 $332.7 $362.9 $280.4
Purchase accounting adjustment 6.5 11.9 44.0 96.9
Impact of Ormet acquisition
- 21.7 - -
Gain on Carson, CA sale - - (13.8) (13.8)
Estimated Corus Aluminum synergies - 25.0 25.0 27.0
Estimated EKCO Products synergies - - - 2.0
Expected cost savings associated with closure of the
Carson, CA rolling mill
- 14.2 3.0 -
Adjusted segment EBITDA
$93.8 $405.5 $421.1 $392.5
Global recycling
Reported Segment Income
$46.1 $41.8 $84.8 $63.9
Segment Income of Acquired Businesses - 3.5 - 17.3
Depreciation & amortization
22.4 25.4 29.8 50.3
Segment EBITDA $68.5 $70.7 $114.6 $131.6
Purchase accounting adjustment
Estimated Wabash synergies
-
-
-
-
-
-
3.9
11.0
Adjusted segment EBITDA
$68.5 $70.7 $114.6 $146.5
Global zinc
Segment Income $12.0 $21.0 $65.0 $25.9
Depreciation & amortization
3.6 3.2 2.3 6.7
Segment EBITDA $15.6 $23.5 $67.3 $32.6
Purchase accounting adjustment
- (0.7) 1.5 12.8
Adjusted segment EBITDA
$15.6 $23.5 $68.8 $45.4

21 21
Reconciliation of Net (Loss) Income to EBITDA
Reconciliation of Net (Loss) Income to EBITDA
and Adjusted EBITDA
and Adjusted EBITDA
($ in millions)
Note:  Both the Wabash Alloys and EKCO Products  financials were estimates provided by their respective managements.
(1)
Pro forma for the 2005 acquisitions, the Corus Aluminum acquisition and the TPG merger, except for the additional amortization expense and related income tax benefits associated with the preliminary appraised values of acquired intangible assets.
(2)           Pro forma for the Wabash Alloys and EKCO Products acquisitions and the TPG merger.
(3)           Pro forma net (loss) income consists of the following:
2005 2006 LTM 9/30/07
Aleris historical $74.3 $70.3 $(3.8)
Wabash Alloys historical -- -- 7.8
EKCO Products historical -- -- 1.4
Corus Aluminumhistorical 28.6 50.6 --
ALSCOhistorical 6.3 -- --
Alumitch/Tomra histroical 2.2 -- --
Pro forma adjustments (133.7) (111.9) (51.7)
Pro forma net (loss)income ($22.3) $9.0 ($46.3)
For the years ended December
31,
2007
Pro forma
2005 (1)
Pro forma
2006
(1)
Q3 YTD Sept.
Pro forma
LTM 9/30/07
(2)
($22.3) $9.0 $3.5 ($14.7) ($46.3)
219.0 219.9 54.9 163.2 230.2
(74.1) (3.1) (44.6) (49.0) (18.4)
0.5 0.1 0.2 0.6 0.1
162.6 183.8 72.0 154.3 216.3
$285.7 $409.7 $86.0 $18.7 $381.9
$0.0 ($13.8) $0.0 $0.0 ($13.8)
29.4 (35.7) 21.6 (26.0) (61.7)
45.1 43.1 2.3 11.2 51.7
Net (loss) income (3)
Interest expense (net)
Income taxes
Minority interests
Depreciation and amortization
EBITDA
Gain on Carson, CA property sale
Unrealized (gains) losses on derivative financial instruments
Restructuring, merger related and executive separation costs
Losses on debt extinguishment 0.0 54.4 - - 0.7
Realized gains on hedges associated with Corus Aluminum purchase price 0.0 (9.8) - - 0.0
Noncash cost of sales impact of recording acquired assets at fair value - 11.9 45.5 14.2 100.4 113.4
Expected cost savings associated with the closure of the Carson, CA rolling mill 14.2 3.0 - - -
Impact of Ormet acquisition 21.7 - - - -
Estimated Corus Aluminum synergies 25.0 25.0 - - 27.0
Estimated EKCO Products synergies - - - - 2.0
Estimated Wabash synergies - - - - 11.0
Stock based compensation - 10.7 1.1 2.9 6.5
Sponsor management fee
9.0 9.0 2.3 6.9 9.1
Adjusted EBITDA
$442.0 $541.1 $127.5 $349.8 $527.8
Less: Zinc Adjusted segment EBITDA (23.5) (68.8) (45.4)
Adjusted EBITDA, excluding Zinc
$418.5 $472.3 $482.4

22 22
Reconciliation of Free Cash Flow to Net Income
Reconciliation of Free Cash Flow to Net Income
(Loss) and Cash Flow from Operating Activities
(Loss) and Cash Flow from Operating Activities
      For the three
      months ended
      September 30
         For the nine
         months ended
           September 30
        2007            2006           2007            2006
Free cash flow $102.4 $87.1 $277.5  $163.6
Increase in accounts receivable, net 75.9 246.1 203.6  411.8
Increase (decrease) in inventories    9.4 425.8 (77.6) 469.6
Impact of recording acquired inventory at fair
value                 -                   -   58.4                  -
Increase in accounts payable     (48.5) (213.9)      (167.1)      (344.6)
Less purchased working capital (55.0)
(449.8) (80.5)            (449.8)
Capital expenditures              43.3  27.7 135.5 53.5
EBITDA, excluding special items            127.5       123.0                 349.8                 304.1
Unrealized (losses) gains on derivative financial
instruments      (21.6)        (24.3)      26.0        (7.1)
Loss on early extinguishment of debt. - (53.7) - (53.7)
Realized hedge gain-Corus Aluminum acquisition - 9.8 - 9.8
Restructuring and other charges      (2.3)        (2.6)       (11.2)        (2.3)
Impact of recording acquired assets at fair value      (14.2)           (30.9)        (100.4)           (32.5)
Sponsor management fee      (2.3)  -        (6.9)  -
Stock-based compensation expense        (1.1)           (2.6)         (2.9)           (7.1)
EBITDA      86.0       18.7       254.4        211.2
Interest expense, net (54.9) (25.7) (163.2)  (52.8)
Benefit from (provision for) income taxes          44.6  14.7         49.0         (35.0)
Depreciation and amortization (72.0) (31.7) (154.3) (63.4)
Minority interest, net of provision for income taxes             (0.2) (0.2)                (0.6)                (0.6)
Net income (loss) $3.5 (24.2) $(14.7)  $59.4
Depreciation and amortization  72.0 31.7 154.3 63.4
Benefit from deferred income taxes (44.5)  (15.9) (50.3) (2.9)
Excess income tax benefits from exercise of stock
options                - (0.6)
                       -

(3.6)
Restructuring and other charges:
     Charges  2.3 2.6 11.2 2.3
     Payments  (2.7) (2.2) (11.9) (5.9)
Non-cash loss on early extinguishment of debt - 16.4 - 16.4
Stock-based compensation expense 1.1  2.6 2.9  7.1
Unrealized losses (gains) on derivative financial
instruments
            21.6 24.3

(26.0)
                7.1
Non-cash charges related to step-up in carrying
value of inventory 1.6 - 57.2 -
Other non-cash charges  2.7 - 8.1 3.7
Net change in operating assets and liabilities 36.8 49.5 64.2  3.8
Cash provided by operating activities  $94.4 $84.2 $195.0  $150.8

23 23 Q & A